AETNA SERIES FUND, INC.


       Attachment to the Prospectus Dated December 28, 1995


For Investors in the Aetna Asian Growth Fund:

The subadvisory agreement between Aetna Life Insurance and Annuity Company (ALIAC) and Aeltus Investment Management International (F.E.) Limited has terminated. As of December 29, 1995, the day-to-day management of the portfolio will be assumed by ALIAC, the current Investment Adviser (the "Adviser").

The Lead Portfolio Manager for the Asian Growth Fund will be Vince
Fioramonti. Mr. Fioramonti has over seven years experience in the investment management business. He has been with ALIAC since 1994 and was with The Travelers Investment Management Company from 1988 to 1994. Kevin Means is co-manager for this Fund. Mr. Means has over eight years investment management experience. Before joining ALIAC in 1994 he was with INVESCO Capital Management, Inc.

December 29, 1995


Form X41694.00.4